Exhibit 99.1
For Immediate Release

Contact:	Dennis Story	Terrie O’Hanlon
	Chief Financial Officer	Chief Marketing Officer
	Manhattan Associates, Inc.	Manhattan Associates, Inc.
	678-597-7115	678-597-7120
	dstory@manh.com	tohanlon@manh.com
Manhattan Associates Reports Record First Quarter Earnings Per Share
Company posts Q1 Total Revenue of $73.9 Million, a 22% increase over Q1 2009
ATLANTA — April 20, 2010 — Leading supply chain optimization provider Manhattan Associates, Inc. (NASDAQ: MANH) today reported record first quarter 2010 non-GAAP adjusted diluted earnings per share of $0.36 compared to $0.07 in the first quarter of 2009, on license revenue of $14.2 million and total revenue of $73.9 million. GAAP earnings per share were a record $0.32 compared to earnings of $0.01 per share in the prior year first quarter.
Manhattan Associates President and CEO Pete Sinisgalli commented, “We posted strong operating results in the first quarter of 2010 and are pleased with the market’s enthusiasm for the latest releases of our platform-based Supply Chain Optimization solutions.”
FIRST QUARTER 2010 FINANCIAL SUMMARY:
•	Adjusted diluted earnings per share, a non-GAAP measure, was $0.36 in the first quarter of 2010, compared to $0.07 in the first quarter of 2009.

•	The Company reported GAAP diluted earnings per share of $0.32, compared to $0.01 in the first quarter of 2009.

•	Consolidated revenue for the first quarter of 2010 was $73.9 million, compared to $60.8 million in the first quarter of 2009. License revenue was $14.2 million in the first quarter of 2010, compared to $4.9 million in the first quarter of 2009.

•	Adjusted operating income, a non-GAAP measure, was $12.9 million in the first quarter of 2010, compared to $2.8 million in the first quarter of 2009.

•	GAAP operating income for the first quarter of 2010 was $11.5 million compared to $0.6 million in the first quarter of 2009.

•	Cash flow from operations was $13.9 million in the first quarter of 2010, compared to $12.7 million in the first quarter of 2009. Days Sales Outstanding were 53 days at March 31, 2010, compared to 56 days at December 31, 2009.

•	Cash and investments on-hand at March 31, 2010 was $123.1 million compared to $123.0 million at December 31, 2009.

•	The Company repurchased approximately 595,000 common shares totaling $15.0 million at an average share price of $25.21 in the first quarter of 2010, self-funded from cash flow provided from operations.

•	In April 2010, the Board of Directors approved raising the Company’s remaining share repurchase authority from $10.0 million to $25.0 million of Manhattan Associates outstanding common stock.
SALES ACHIEVEMENTS:
•	Recognized four contracts of $1.0 million or more in license revenue during the quarter.

•	Completed software license wins with new customers such as BodyBuilding.com, LLC, Bon Preu SAU, Beijing Pacific Logistics Co., Devanlay SA, Dubois Chemicals, Inc., Hawaii Transfer Co., Kawasaki-Rikuso Transportation Co., Leroy Merlin France SA, Panther Expedited Services, Inc., Sanitex ,Shanghai Shenda Logistics Co. and Syms Corporation.

•	Expanded partnerships with existing customers such as APL Co., Archbrook Laguna, Bulova Corporation, Catering Engros A/S, Devil-Dog Mfg. Co., DHL Supply Chain Asia Pacific, DSW, Inc., ERC, Gordon Trucking, Inc., Jefferson Smurfit Corporation, Morris & Dickson Co., O’Reilly Automotive, Performance Team Freight Systems, Inc., PETsMart, Inc., Prime Success International Group, Rocky Brands, Inc., SFI Food Sdn Bhd and Sigma Aldrich.
CONFERENCE CALL
The Company’s conference call regarding its first quarter financial results will be held at 4:30 p.m. Eastern Time on Tuesday, April 20, 2010. Investors are invited to listen to a live Web cast of the conference call through the investor relations section of Manhattan Associates’ Web site at www.manh.com. To listen to the live Web cast, please go to the Web site at least 15 minutes before the call to download and install any necessary audio software.

For those who cannot listen to the live broadcast, a replay can be accessed shortly after the call by dialing +1.800.642.1687 in the U.S. and Canada, or +1.706.645.9291 outside the U.S., and entering the conference identification number 64254359 or via the Web at www.manh.com. The phone replay will be available for two weeks after the call, and the Internet broadcast will be available until Manhattan Associates’ second quarter 2010 earnings release.
GAAP VERSUS NON-GAAP PRESENTATION
The Company provides adjusted operating income, adjusted net income and adjusted earnings per share in this press release as additional information regarding the Company’s operating results. These measures are not in accordance with — or an alternative for — GAAP, and may be different from non-GAAP operating income, non-GAAP net income and non-GAAP earnings per share measures used by other companies. The Company believes that the presentation of these non-GAAP financial measures facilitates investors’ understanding of its historical operating trends, because it provides important supplemental measurement information in evaluating the operating results of its business, as distinct from results that include items that are not indicative of ongoing operating results. The Company consequently believes that the presentation of these non-GAAP financial measures provides investors with useful insight into its profitability. This release should be read in conjunction with its Form 8-K earnings release filing for the quarter ended March 31, 2010.
The non-GAAP adjusted operating income, adjusted net income and adjusted earnings per share measures exclude the impact of acquisition-related costs and the amortization thereof, the recapture of previously recognized sales tax expense, stock option expense, and restructuring charges, all net of income tax effects. A reconciliation of the Company’s GAAP financial measures to non-GAAP adjustments is included in the supplemental information attached to this release.
ABOUT MANHATTAN ASSOCIATES, INC.
Manhattan Associates continues to deliver on its 20-year heritage of providing global supply chain excellence to more than 1,200 customers worldwide that consider supply chain optimization core to their strategic market leadership. The Company’s supply chain innovations include: Manhattan SCOPE®, a portfolio of software solutions and technology that leverages a Supply Chain Process Platform to help organizations optimize their supply chains from planning through execution; Manhattan SCALE™, a portfolio of distribution management and transportation management solutions built on Microsoft .NET technology; and Manhattan Carrier™, a suite of supply chain solutions specifically addressing the needs of the motor carrier industry. For more information, please visit www.manh.com.
This press release contains “forward-looking statements” relating to Manhattan Associates, Inc. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Forward-looking statements contained in this press release include, among other statements, any statements expressing general optimism about the Company’s prospects for the balance of the fiscal year. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are: the global economic downturn; disruptions in credit markets; delays in product development; competitive pressures; software errors; and additional risk factors set forth in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2009. Manhattan Associates undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results.
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MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)

	Three Months Ended March 31,
	2010	2009
	(unaudited)
Revenue:
Software license	$14,207	$4,922
Services	53,461	50,843
Hardware and other	6,281	5,060

Total revenue	73,949	60,825
Costs and expenses:
Cost of license	1,549	1,424
Cost of services	24,064	23,157
Cost of hardware and other	5,069	4,121
Research and development	10,440	10,227
Sales and marketing	10,468	10,079
General and administrative	8,461	7,962
Depreciation and amortization	2,415	3,165
Restructuring charge	—	63

Total costs and expenses	62,466	60,198

Operating income	11,483	627
Other expense, net	(498)	(233)

Income before income taxes	10,985	394
Income tax provision	3,790	132

Net income	$7,195	$262

Basic earnings per share	$0.33	$0.01
Diluted earnings per share	$0.32	$0.01

Weighted average number of shares:
Basic	21,958	23,017
Diluted	22,535	23,058

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES
RECONCILIATION OF SELECTED GAAP TO NON-GAAP MEASURES
(in thousands, except per share amounts)

	Three Months Ended
	March 31,
	2010	2009

Operating income	$11,483	$627
Stock option expense (a)	1,178	1,400
Purchase amortization (b)	638	741
Restructuring charge (c)	—	63
Sales tax recoveries (d)	(420)	—

Adjusted operating income (Non-GAAP)	$12,879	$2,831

Income tax provision (benefit)	$3,790	$132
Stock option expense (a)	406	469
Purchase amortization (b)	220	248
Restructuring charge (c)	—	21
Sales tax recoveries (d)	(145)	—

Adjusted income tax provision (Non-GAAP)	$4,271	$870

Net income	$7,195	$262
Stock option expense (a)	772	931
Purchase amortization (b)	418	493
Restructuring charge (c)	—	42
Sales tax recoveries (d)	(275)	—

Adjusted net income (Non-GAAP)	$8,110	$1,728

Diluted EPS	$0.32	$0.01
Stock option expense (a)	0.03	0.04
Purchase amortization (b)	0.02	0.02
Restructuring charge (c)	—	—
Sales tax recoveries (d)	(0.01)	—

Adjusted diluted EPS (Non-GAAP)	$0.36	$0.07

Fully diluted shares	22,535	23,058

(a)	Because stock option expense is determined in significant part by the trading price of our common stock and the volatility thereof, over which we have no direct control, the impact of such expense is not subject to effective management by us. Thus, we have excluded the impact of this expense from adjusted non-GAAP results. The stock option expense is included in the following GAAP operating expense lines for the three months ended March 31, 2010 and 2009:

	Three Months Ended
	March 31,
	2010	2009
Cost of services	$139	$133
Research and development	166	213
Sales and marketing	320	447
General and administrative	553	607

Total stock option expense	$1,178	$1,400

(b)	Adjustments represent purchased intangibles amortization from prior acquisitions. Such amortization is commonly excluded from GAAP net income by companies in our industry and we therefore exclude these amortization costs to provide more relevant and meaningful comparisons of our operating results to that of our competitors.

(c)	We recorded additional employee severance expense of $63,000 in the first quarter of 2009 related to the restructuring action taken in the fourth quarter of 2008. We do not believe that the restructuring charge is common cost that resulted from normal operating activities. Consequently, we have excluded this charge from adjusted non-GAAP results.

(d)	Adjustment represents recovery of previously expensed sales tax resulting from a sales tax audit refund. Because we have recognized the full potential amount of the sales tax expense in prior periods, any recovery of that expense would overstate the current period net income derived from our core operations as the recovery is not a result of any event occurring within our control during the current period. Thus, we have excluded this recovery from adjusted non-GAAP results.

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share data)

	March 31,	December 31,
	2010	2009
	(unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$120,411	$120,217
Accounts receivable, net of allowance of $5,619 and $4,943 in 2010 and 2009, respectively	42,561	37,945
Deferred income taxes	5,755	5,745
Prepaid expenses and other current assets	6,611	4,847

Total current assets	175,338	168,754
Property and equipment, net	15,193	15,759
Long-term investments	2,699	2,797
Acquisition-related intangible assets, net	2,835	3,473
Goodwill, net	62,268	62,280
Deferred income taxes	9,642	9,826
Other assets	2,453	1,822

Total assets	$270,428	$264,711

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$5,615	$4,434
Accrued compensation and benefits	15,190	12,855
Accrued and other liabilities	15,216	15,430
Deferred revenue	40,717	37,436
Income taxes payable	1,953	796

Total current liabilities	78,691	70,951

Other non-current liabilities	10,629	10,395

Shareholders’ equity:
Preferred stock, no par value; 20,000,000 shares authorized, no shares issued or outstanding in 2010 or 2009	—	—
Common stock, $.01 par value; 100,000,000 shares authorized; 22,357,384 and 22,467,123 shares issued and outstanding at March 31, 2010 and December 31, 2009, respectively	224	225
Additional paid-in capital	—	2,892
Retained earnings	182,379	182,387
Accumulated other comprehensive loss	(1,495)	(2,139)

Total shareholders’ equity	181,108	183,365

Total liabilities and shareholders’ equity	$270,428	$264,711

MANHATTAN ASSOCIATES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended March 31,
	2010	2009
	(unaudited)
Operating activities:
Net income	$7,195	$262
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,415	3,165
Stock compensation	2,585	2,318
Loss on disposal of equipment	1	13
Tax benefit (deficiency) of stock awards exercised/vested	176	(901)
Excess tax benefits from stock based compensation	(129)	(2)
Deferred income taxes	164	637
Unrealized foreign currency loss	229	421
Changes in operating assets and liabilities:
Accounts receivable, net	(4,867)	17,381
Other assets	(2,375)	(626)
Accounts payable, accrued and other liabilities	3,738	(11,562)
Income taxes	1,155	(1,924)
Deferred revenue	3,572	3,523

Net cash provided by operating activities	13,859	12,705

Investing activities:
Purchase of property and equipment	(1,177)	(873)
Net maturies of investments	99	24

Net cash used in investing activities	(1,078)	(849)

Financing activities:
Purchase of common stock	(15,938)	(10,484)
Proceeds from issuance of common stock from options exercised	3,081	210
Excess tax benefits from stock based compensation	129	2

Net cash used in financing activities	(12,728)	(10,272)

Foreign currency impact on cash	141	(1,055)

Net change in cash and cash equivalents	194	529
Cash and cash equivalents at beginning of period	120,217	85,739

Cash and cash equivalents at end of period	$120,411	$86,268

MANHATTAN ASSOCIATES, INC.
SUPPLEMENTAL INFORMATION
1.	GAAP and Adjusted Earnings per share by quarter are as follows:

	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr
GAAP Diluted EPS	$0.01	$(0.02)	$0.50	$0.26	$0.73	$0.32
Adjustments to GAAP:
Stock option expense	0.04	0.03	0.04	0.04	0.15	0.03
Purchase amortization	0.02	0.02	0.02	0.02	0.09	0.02
Restructuring charge	—	0.12	—	—	0.11	—
Sales tax recoveries	—	—	—	—	—	(0.01)
Unusual tax adjustments	—	—	(0.12)	—	(0.12)	—

Adjusted Diluted EPS	$0.07	$0.14	$0.43	$0.31	$0.96	$0.36

2.	Revenues and operating income (loss) by reportable segment are as follows (in thousands):

	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr

Revenue:
Americas	$50,827	$47,372	$55,626	$52,733	$206,558	$61,889
EMEA	7,030	7,818	6,527	6,650	28,025	7,989
APAC	2,968	3,219	3,141	2,756	12,084	4,071

	$60,825	$58,409	$65,294	$62,139	$246,667	$73,949

GAAP Operating Income (Loss):
Americas	$260	$(407)	$10,736	$10,859	$21,448	$10,333
EMEA	738	1,124	20	(789)	1,093	418
APAC	(371)	(1,143)	299	(184)	(1,399)	732

	$627	$(426)	$11,055	$9,886	$21,142	$11,483

Adjustments (pre-tax):
Americas:
Stock option expense	$1,400	$1,010	$1,369	$1,374	$5,153	$1,178
Purchase amortization	741	741	741	741	2,964	638
Restructuring charge	59	2,960	—	—	3,019	—
Sales tax recoveries	—	—	—	—	—	(420)

	$2,200	$4,711	$2,110	$2,115	$11,136	$1,396

EMEA:
Restructuring charge	—	20	—	—	$20	—

	$—	$20	$—	$—	$20	$—

APAC:
Restructuring charge	4	849	—	(10)	$843	—

	$4	$849	$—	$(10)	$843	$—

Total Adjustments	$2,204	$5,580	$2,110	$2,105	$11,999	$1,396

Adjusted non-GAAP Operating Income (Loss):
Americas	$2,460	$4,304	$12,846	$12,974	$32,584	$11,729
EMEA	738	1,144	20	(789)	1,113	418
APAC	(367)	(294)	299	(194)	(556)	732

	$2,831	$5,154	$13,165	$11,991	$33,141	$12,879

3.	Our services revenue consists of fees generated from professional services and customer support and software enhancements related to our software products as follows (in thousands):

	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr
Professional services	$32,345	$30,767	$27,158	$22,500	$112,770	$33,960
Customer support and software enhancements	18,498	18,655	19,759	20,168	77,080	19,501

Total services revenue	$50,843	$49,422	$46,917	$42,668	$189,850	$53,461

4.	Hardware and other revenue includes the following items (in thousands):

	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr

Hardware revenue	$3,080	$2,992	$5,086	$3,474	$14,632	$4,518
Billed travel	1,980	1,869	1,931	1,719	7,499	1,763

Total hardware and other revenue	$5,060	$4,861	$7,017	$5,193	$22,131	$6,281

MANHATTAN ASSOCIATES, INC.
SUPPLEMENTAL INFORMATION
5.	Impact of Currency Fluctuation

The following table reflects the increases (decreases) in the results of operations for each period attributable to the change in foreign currency exchange rates from the prior period as well as foreign currency gains (losses) included in other income, net for each period (in thousands):

	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr

Revenue	$(2,387)	$(1,996)	$(764)	$876	$(4,271)	$1,053
Costs and expenses	(3,307)	(2,560)	(1,286)	1,205	(5,948)	1,346

Operating income	920	564	522	(329)	1,677	(293)
Foreign currency gains (losses) in other income	(366)	(506)	294	(427)	(1,005)	(415)

	$554	$58	$816	$(756)	$672	$(708)

Manhattan Associates has a large research and development center in Bangalore, India. The following table reflects the increases (decreases) in the financial results for each period attributable to changes in the Indian Rupee exchange rate (in thousands):

	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr

Operating income	$1,129	$800	$458	(249)	$2,138	$(395)
Foreign currency gains (losses) in other income	336	(367)	2	(276)	(305)	(289)

Total impact of changes in the Indian Rupee	$1,465	$433	$460	$(525)	$1,833	$(684)

6.	Other income (expense) includes the following components (in thousands):

	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr

Interest income	$137	$95	$71	$65	$368	$80
Foreign currency gains (losses)	(366)	(506)	294	(427)	(1,005)	(415)
Other non-operating (expense) income	(4)	7	(110)	(12)	(119)	(163)

Total other income (expense)	$(233)	$(404)	$255	$(374)	$(756)	$(498)

7.	Capital expenditures are as follows (in thousands):

	2009					2010
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr

Capital expenditures	$873	$487	$366	$652	$2,378	$1,177

8.	Stock Repurchase Activity

During 2010, we repurchased approximately 595,000 shares of common stock totaling $15.0 million at an average price of $25.21. In 2009, we repurchased approximately 1.4 million shares of common stock totaling $22.8 million at an average price of $16.63.